Business Combinations and Divestitures	12 Months Ended
Dec. 31, 2012
Business Combinations and Divestitures
Business Combination Disclosure
Business Combinations and Divestitures
Dollar Thrifty Acquisition
On November 19, 2012, Hertz Holdings completed the Dollar Thrifty acquisition pursuant to the terms of the Merger Agreement with Dollar Thrifty and Merger Sub, a wholly owned Hertz subsidiary. In accordance with the terms of the Merger Agreement, Merger Sub completed a tender offer in which it purchased a majority of the shares of Dollar Thrifty common stock then outstanding at a price equal to $87.50 per share in cash. Merger Sub subsequently acquired the remaining shares of Dollar Thrifty common stock by means of a short-form merger in which such shares were converted into the right to receive the same $87.50 per share in cash paid in the tender offer. The total purchase price was approximately $2,592.0 million, which comprised of $2,551.0 million of cash, including our use of approximately $404.0 million of cash and cash equivalents available from Dollar Thrifty, and the fair value of our previously held equity interest in Dollar Thrifty of $41.0 million. As a result of re-measuring to fair value our equity interest previously held in Dollar Thrifty immediately before the acquisition date, we recognized a gain of approximately $8.4 million in our consolidated statements of operations within "Other (income) expense, net." As a condition of the Merger Agreement, and pursuant to a divestiture agreement reached with the Federal Trade Commission, Hertz divested its Simply Wheelz subsidiary, which owned and operated the Advantage brand, and secured for the buyer of Advantage certain Dollar Thrifty on-airport car rental concessions. Dollar Thrifty is now a wholly-owned subsidiary of Hertz.
The purchase price of Dollar Thrifty was funded with (i) cash proceeds of $1,950.0 million received by Hertz from its issuance of $1,950.0 million in aggregate principal amount of Senior Notes and Term Loans, (ii) approximately $404.0 million of acquired cash and cash equivalents from Dollar Thrifty, and (iii) the balance funded by Hertz's existing cash.
The Dollar Thrifty acquisition has been accounted for utilizing the acquisition method, which requires an allocation of the purchase price of the acquired entity to the assets acquired and liabilities assumed based on their estimated fair values from a market-participant perspective at the date of acquisition. The allocation of the purchase price as reflected within these consolidated financial statements is based on the best information available to management at the time these consolidated financial statements were issued and is preliminary pending the completion of the final valuation analysis of the Dollar Thrifty assets and liabilities. In particular, the valuation of income taxes, certain property and equipment and lease and other contracts acquired as of the acquisition date, have not been finalized. During the measurement period (which is not to exceed one year from the acquisition date), we will be required to retrospectively adjust the preliminary amounts recognized to reflect new information obtained about facts and circumstances that existed as of the acquisition date that, if known, would have affected the measurement of the amounts recognized as of that date. Further, during the measurement period, we are also required to recognize additional assets or liabilities if new information is obtained about facts and circumstances that existed as of the acquisition date that, if known, would have resulted in the recognition of those assets or liabilities as of that date.
The fair values of the assets acquired and liabilities assumed were preliminarily determined using the income, cost and market approaches. The fair values of acquired trade names and concession agreements were estimated using the income approach which values the subject asset using the projected cash flows to be generated by the asset, discounted at a required rate of return that reflects the relative risk of achieving the cash flow and the time value of money. The cost approach was utilized in combination with the market approach to estimate the fair values of property, plant and equipment and reflects the estimated reproduction or replacement costs for the assets, less an allowance for loss in value due to depreciation. The cost approach was utilized in combination with the market approach to estimate the fair values of most working capital accounts.
The following summarizes the fair values of the assets acquired and liabilities assumed as of the Dollar Thrifty acquisition date (in millions):

Cash and cash equivalents	$535.0
Restricted cash and cash equivalents	307.0
Receivables	170.0
Inventories	8.0
Prepaid expenses and other assets	41.0
Revenue earning equipment	1,614.0
Property and equipment	119.0
Other intangible assets	1,546.0
Other assets	35.0
Goodwill	885.0
Accounts payable	(43.0)
Accrued liabilities	(277.0)
Deferred taxes on income	(864.0)
Debt	(1,484.0)
Total	$2,592.0

The identifiable intangible assets of $1,546.0 million consist of $1,140.0 million of trade names with an indefinite life and $406.0 million of concession agreements. The concession agreements will be amortized over their expected useful lives of nine years on a straight-line basis.
The excess of the purchase price over the net tangible and intangible assets acquired resulted in goodwill of $885.0 million which is attributable to the synergies and economies of scale provided to a market participant. The goodwill recorded in connection with this transaction is not deductible for income tax purposes. All such goodwill is reported in the car rental segment.
Donlen Acquisition
On September 1, 2011, Hertz acquired 100% of the equity of Donlen, a leading provider of fleet leasing and management services. Donlen provides Hertz an immediate leadership position in long-term car, truck and equipment leasing and fleet management, which enables us to present our customers a complete portfolio of transportation solutions and the enhanced ability to cross sell to each others' customer base. This transaction is part of the overall growth strategy of Hertz to provide the most flexible transportation programs for corporate and general consumers. Additionally, Donlen brings to Hertz a specialized consulting and technology expertise that will enable us to model, measure and manage fleet performance more effectively and efficiently. The combination of the strategic fit and expected fleet synergies described above are the primary drivers behind the excess purchase price paid over the fair value of the assets and liabilities acquired. All such goodwill recognized as part of this acquisition is reported in the car rental segment.
The Donlen equity valuation for the transaction was estimated at $250.0 million, subject to adjustment based on the net assets of Donlen at closing. The preliminary purchase price adjustment at closing resulted in a downward adjustment of $2.4 million. The final purchase price adjustment, based on the final Donlen closing date balance sheet, resulted in an upward adjustment of $2.4 million (resulting in a final closing cash payment of $250.0 million). None of the goodwill recognized as part of this acquisition is expected to be deductible for tax purposes.
The following summarizes the fair values of the assets acquired and liabilities assumed as of the acquisition date (in millions):

Cash and cash equivalents	$35.6
Receivables	64.0
Prepaid expenses and other assets	7.0
Revenue earning equipment	1,120.6
Property and equipment	13.5
Other intangible assets	75.0
Goodwill	51.1
Accounts payable	(39.3)
Accrued liabilities	(226.8)
Deferred taxes on income	(121.9)
Debt	(728.8)
Total	$250.0

Other intangible assets and their amortization periods are as follows:

	Useful life (in years)	Fair value (in millions)
Customer relationships	16	$65.0
Trademark	20	7.0
Non-compete agreement	5	3.0
Total		$75.0

This transaction has been accounted for using the acquisition method of accounting in accordance with GAAP and operating results of Donlen from the date of acquisition are included in our consolidated statements of operations. The allocation of the purchase price to the tangible and intangible net assets acquired is complete.
Actual and Pro forma Impact of Acquisitions
The pro forma information for December 31, 2012 and 2011 assumes that the Dollar Thrifty acquisition occurred on January 1, 2011.
The pro forma information for December 31, 2011 and 2010 assumes that the acquisition of Donlen occurred on January 1, 2010.
The unaudited pro forma financial information for the years ended December 31, 2012, 2011 and 2010 was as follows (in millions):

	Revenue	Earnings
Actual from 09/01/11 - 12/31/11 (Donlen only)(1)	$142.7	$2.0
Actual from 11/19/12 - 12/31/12 (Dollar Thrifty only)(2)	170.6	(25.9)
2012 supplemental pro forma from 1/1/12 - 12/31/12 (combined entity)(3)	10,193.3	441.8
2011 supplemental pro forma from 1/1/11 - 12/31/11 (combined entity)(4)	9,920.3	235.1
2010 supplemental pro forma from 1/1/10 - 12/31/10 (combined entity)(5)	7,904.3	(48.6)
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(1)
Donlen's actual earnings for the four months ended December 31, 2011 was impacted by certain charges related to the amortization expense associated with the acquired intangible assets and the fair value adjustment related to acquired software, as well as, the write-off of certain unamortized debt costs.

(2)
Dollar Thrifty's actual earnings for the 43 days ended December 31, 2012 was impacted by certain charges related to the amortization expense associated with the acquired intangible assets and non-recurring compensation costs in connection with the merger.

(3)
The unaudited pro forma financial information for the year ended December 31, 2012 combines the historical results of Hertz and Dollar Thrifty for the year ended December 31, 2012, and the effects of the pro forma adjustments listed below.

(4)
The unaudited pro forma financial information for the year ended December 31, 2011 combines the historical results of Hertz, Donlen and Dollar Thrifty for the year ended December 31, 2011, and the effects of the pro forma adjustments listed below.

(5)
The unaudited pro forma financial information for the year ended December 31, 2010 combines the historical results of Hertz and Donlen for the year ended December 31, 2010, and the effects of the pro forma adjustments listed below.

The unaudited pro forma consolidated results do not purport to project the future results of operations of the combined entity nor do they reflect the expected realization of any cost savings associated with the acquisitions. The unaudited pro forma consolidated results reflect the historical financial information of Hertz Holdings, Donlen and Dollar Thrifty, adjusted for the following pre-tax amounts:
Pro forma adjustments - Dollar Thrifty acquisition

•	Additional amortization expense (approximately $38.9 million in 2012 and $44.4 million in 2011) related to the fair value of identifiable intangible assets acquired.

•	Additional interest expense (approximately $72.7 million in 2012 and $79.1 million in 2011) associated with the new debt used to finance the Dollar Thrifty acquisition.

•	Reclassifying merger related costs from 2012 to 2011 as though the Dollar Thrifty acquisition had been consummated as of January 1, 2011.

•
Reclassifying non-recurring compensation costs incurred in connection with the merger and integration costs of approximately $46.7 million from 2012 to 2011 as though the Dollar Thrifty acquisition had been consummated as of January 1, 2011.

•	Reclassifying the loss from the Advantage disposition from 2012 to 2011 as though the Dollar Thrifty acquisition had been consummated as of January 1, 2011.

•	Reclassifying charges related to the impact of divesting Dollar Thrifty locations incurred in connection with the Dollar Thrifty acquisition from 2012 to 2011.

•	Impact of fair value adjustment to revenue earning equipment.

•
Adjustments to eliminate the results of operations of the Advantage business and locations to be divested where Dollar Thrifty operated at least one of its brands prior to the consummation of the Dollar Thrifty acquisition for the years ended December 31, 2012 and 2011.

•
Including an estimated amount of leasing revenue to be earned by Hertz from leasing vehicles to the buyer of Advantage. The depreciation and other expenses associated with the vehicles being leased to the buyer of Advantage have not been eliminated from the pro forma financial statements, as their costs remain as part of Hertz's ongoing operations associated with owning such vehicles.

All of the above adjustments were adjusted for the applicable tax impact. Hertz has generally assumed a 39% tax rate when estimating the tax impacts of the Dollar Thrifty acquisition, representing the statutory tax rate for Hertz. The effective tax rate of the combined company could be significantly different (either higher or lower) depending on post-Dollar Thrifty acquisition activities, cash needs and the geographical location of businesses.
Pro forma adjustments - Donlen acquisition
2011 supplemental pro forma revenue for the year ended December 31, 2011 excludes $3.2 million related to deferred revenue which was eliminated as part of acquisition accounting. 2011 supplemental pro forma earnings for the year ended December 31, 2011 excludes $2.0 million related to deferred income which was eliminated as part of acquisition accounting, and $6.1 million of acquisition related costs incurred in 2011.
2010 supplemental pro forma revenue for the year ended December 31, 2010 excludes $8.7 million related to deferred revenue which was eliminated as part of acquisition accounting. 2010 supplemental pro forma earnings for the year ended December 31, 2010 excludes $5.3 million related to deferred income which was eliminated as part of acquisition accounting, and includes $6.1 million of acquisition related costs incurred.
Other Acquisitions
During the year ended December 31, 2012, we added nineteen domestic equipment rental locations through external acquisitions. These acquisitions are not material to the consolidated amounts presented within our statement of operations for the year ended December 31, 2012.
Divestitures
Potential Divestiture of Selected Dollar Thrifty Airport Locations
In order to obtain regulatory approval and clearance for the Dollar Thrifty acquisition, Hertz agreed to dispose of Advantage, to secure for the buyer of Advantage certain on-airport car rental concessions and related assets at 13 locations where Dollar Thrifty operated at least one of its brands prior to the consummation of the Dollar Thrifty acquisition, or the “Initial airport locations.” Additionally, Hertz agreed to secure for the buyer of Advantage or, in certain cases, one or more other Federal Trade Commission-approved buyers, on-airport car rental concessions at 13 additional locations where Dollar Thrifty operated prior to the consummation of the Dollar Thrifty acquisition, or the “Secondary airport locations.” The buyer of Advantage agreed to assume all of the Secondary airport locations. As of December 31, 2012, Hertz recorded a loss, including for estimated support payments of $24.1 million.
Advantage Divestiture
On December 12, 2012, Hertz completed the sale of Simply Wheelz LLC, or the “Advantage divestiture,” a wholly owned subsidiary of Hertz that operated our Advantage Rent A Car business, or “Advantage,” for approximately $16.0 million, plus the value of current assets as of the closing date, which was approximately $3.6 million. As part of the agreement to sell Advantage, Hertz agreed to provide financial support to the buyer of Advantage in the amount of $17.0 million over a period of three years from the closing date (with the present value of $15.6 million as of December 31, 2012). As a result of the Advantage divestiture, Hertz realized a loss (before income taxes) of approximately $31.4 million as of December 31, 2012.
To assist the buyer of Advantage in securing alternative fleet financing arrangements, Hertz entered into a senior note credit agreement, pursuant to which Hertz agreed, subject to certain conditions, to loan Simply Wheelz, on a senior unsecured basis, up to $45.0 million over 5 years (2.5 years weighted average life) at varied interest rates up to 13% over the life of the loan.
Further, Hertz agreed to sublease vehicles to the buyer of Advantage for use in continuing the operations of Advantage, for a period no longer than two years from the closing date. As such, Hertz will have significant continuing involvement in the operations of the disposed Advantage business. Therefore, the operating results associated with the Advantage business will continue to be classified as part of our continuing operations in the consolidated statements of operations for all periods presented.